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                                                                   EXHIBIT 10.17



July 22, 1997



Mr. R.S. Ramdas


Sr. Director Internal Audit, Tax & Treasury


Syntel, Inc.


2800 Livernois


Troy, MI 48083



Dear Ramdas:



     Under the terms and conditions of the Credit Authorization Agreement dated July 9, 1997 between NBD Bank and Syntel, Inc., NBD Bank hereby removes items 9.3A Dividends and 9.3B Sale of Shares. In addition, NBD Bank hereby amends
Section 9.3 I Tangible Net Worth to be a minimum of $10,000,000 increasing to $16,000,000 by December 31, 1997 and Section 9.3K Leverage Ratio not to exceed 2.20:1.00 reducing to 1.00:1.00 by December 31, 1997. All other terms and conditions remain the same. Please sign below to acknowledge your acceptance and confirmation.



                                          Sincerely,



                                          By:     /s/ MARY ANN LIEVOIS


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                                                      Mary Ann Lievois



                                          Its:         Vice President


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                                          Accepted and Agreed to this 22nd day
                                          of July 1997.



                                          Syntel, Inc.



                                          By:        /s/ R.S. RAMDAS


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                                                        R.S. Ramdas



                                          Its:
                                             Sr. Director Internal Audit, Tax &
                                                           Treasury


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